Supplement to the
Fidelity® Four-In-One Index Fund
April 23, 2001
Prospectus

Shareholder Meeting. On or about April 17, 2002, a meeting of the shareholders of Fidelity® Four-In-One Index Fund will be held to approve various proposals. Shareholders of record on February 19, 2002 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

IDV-02-01 February 15, 2002
1.729987.104